Ellington Financial Inc. to Acquire Arlington Asset Investment Corp. May 30, 2023

ADDITIONAL INFORMATION ABOUT THE MERGER In connection with the proposed merger, Ellington Financial Inc. (“EFC”) intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Arlington Asset Investment Corp. (“AAIC”) and a prospectus of EFC. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of AAIC. In connection with the proposed merger, EFC and AAIC also plan to file relevant materials with the SEC. STOCKHOLDERS OF AAIC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to AAIC’s stockholders. Investors may obtain a copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by EFC and AAIC free of charge at the SEC’s website, www.sec.gov. Copies of the documents filed by EFC with the SEC will be available free of charge on EFC’s website at http://www.ellingtonfinancial.com or by contacting EFC’s Investor Relations at (203) 409-3575, as they become available. Copies of the documents filed by AAIC with the SEC will be available free of charge on AAIC’s website at www.arlingtonasset.com or by contacting AAIC’s Investor Relations at (703) 373-0200. PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER EFC and AAIC and their respective directors and executive officers and certain other affiliates of EFC and AAIC may be deemed to be participants in the solicitation of proxies from AAIC stockholders in connection with the proposed merger. Information about the directors and executive officers of AAIC is available in its Form 10-K/A, which was filed with the SEC on May 1, 2023. Information about the directors and executive officers of EFC is available in the proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed merger when they become available. Stockholders of AAIC should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from EFC or AAIC using the sources indicated above. NO OFFER OR SOLICITATION This communication and the information contained herein does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed merger. FORWARD-LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature and can be identified by words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “continue,” “intend,” “should,” “would,” “could,” “goal,” “objective,” “will,” “may,” “seek” or similar expressions or their negative forms. Such forward-looking statements may include or relate to statements about the proposed merger, including its financial and operational impact; the benefits of the proposed merger; the pro forma market capitalization of the combined company; the scale, market presence, market capitalization, leverage, liquidity or earnings of the combined company; anticipated synergies and operating expense efficiencies from the proposed merger; investment opportunities, deployment of capital and returns of the combined company; future dividend payments; future growth; access to capital markets; price/tangible book value multiples; the timing of future events; and other statements of management’s beliefs, intentions or goals. These statements are based on EFC’s and AAIC’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. EFC and AAIC can give no assurance that their expectations will be attained. Factors that could cause actual results to differ materially from EFC’s and AAIC’s expectations include, but are not limited to, the risk that the proposed merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to satisfy the conditions to the consummation of the proposed merger, including the approval of the stockholders of AAIC; risks related to the disruption of management’s attention from ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the operating results and businesses generally of EFC and AAIC; the outcome of any legal proceedings relating to the proposed merger; the ability to successfully integrate the businesses following the proposed merger; changes in interest rates or the market value of EFC’s or AAIC’s investments; market volatility; changes in mortgage default rates and prepayment rates; the availability and terms of financing; changes in government regulations affecting the business of EFC or AAIC; the ability of EFC and AAIC to maintain their exclusion from registration under the Investment Company Act of 1940; the ability of EFC and AAIC to maintain their qualification as a REIT; changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations; and other factors, including those set forth in the section entitled “Risk Factors” in EFC’s most recent Annual Report on Form 10-K and AAIC’s most recent Annual Report on Form 10-K, as amended, and EFC’s and AAIC’s Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by EFC and AAIC with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, neither EFC nor AAIC undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise. 2 Forward-Looking Statements and Other Notes

Transaction Overview 3 Transaction Summary • Ellington Financial Inc. (NYSE:EFC) has entered into an agreement to acquire Arlington Asset Investment Corp. (NYSE: AAIC) by issuing new common shares of EFC to AAIC’s stockholders using an exchange ratio of 0.3619(1) • AAIC stockholders would also receive additional cash consideration from EFC’s external manager, Ellington Financial Management LLC Merger Consideration(2) • Exchange ratio would result in 11.7 million new EFC common shares issued to AAIC stockholders; using EFC’s 5/26/2023 closing price of $12.92, this implies total expected stock consideration of $151 million(2) • Additional $3.0 million of cash consideration from EFC’s external manager would result in total expected consideration of $154 million(2), or $4.77 per AAIC share: − $4.68(2) in stock − $0.09 in cash • Based upon AAIC’s reported 3/31/2023 aggregate book value, and after giving effect to the vesting of equity awards as a result of the transaction, AAIC would have a diluted 3/31/2023 book value per share of $5.62(3) • In its 2023 Q1 earnings release, EFC announced a book value per common share of $15.10 as of 3/31/2023 • Using EFC’s 3/31/2023 book value per common share instead of market price per common share, total expected consideration for AAIC stockholders would be $5.46 per share in stock and $0.09 per share in cash, for total expected consideration of $5.55 per share Pro Forma Ownership • EFC: ~85% • AAIC: ~15% External Manager • EFC’s external manager Ellington Financial Management LLC would continue to serve as the external manager of the pro-forma combined entity, following closing Governance • EFC’s board of directors would be expanded to include one additional member designated by AAIC Required Approvals • Transaction is subject to AAIC stockholder approval and customary closing conditions Expected Closing • Target closing in fourth quarter 2023 1) Pursuant to the Merger Agreement, the exchange ratio could be adjusted downward to 0.3557x based on an asset performance provision. 2) Figures reflect EFC’s closing share price of $12.92 as of May 26, 2023. 3) The fully diluted book value of $5.62 per share of AAIC common stock reflects 4.280 million additional shares of AAIC common stock not included in AAIC’s reported book value as of March 31, 2023, consisting of (i) outstanding shares of unvested AAIC common stock and (ii) outstanding unvested performance share units convertible into shares of AAIC common stock, in each case that will vest and be issued in connection with the completion of the merger.

Transaction Highlights 4 Meaningful Increase to Scale Unique Opportunity to Redeploy Capital Synergistic New Business Financially Compelling Transaction Desirable Target Capital Structure  Estimated pro forma market capitalization of >$1 billion(1)  Well positioned with increased scale and liquidity to further capitalize on opportunistic investment environment post-transaction  Anticipated synergies include improved operating efficiency through G&A expense savings  AAIC’s relatively low leverage should provide meaningful opportunity for the pro forma combined entity to enhance returns by deploying excess capital in EFC’s targeted asset classes  Conventional MSR portfolio, with in-place servicing structure, would kick-start EFC’s entry into complementary new business, at scale  Transaction is estimated to be accretive to earnings for EFC stockholders  Transaction is estimated to be accretive to EFC’s book value per share within one year of closing  Pro forma entity should benefit from AAIC’s capital structure, which includes:  $86.5 million of current unsecured debt at attractive borrowing costs  $32.8 million of current perpetual preferred stock with attractive cost of capital 1) Based on EFC’s closing share price of $12.92 as of May 26, 2023.

Solar ABS 5% AAA Rated CMBS 56% First Lien CRE Loan 25% BPL RMBS 14% MSR Financing Receivables 62% Credit Investments 12% Agency MBS 26% Arlington Asset Investment Corp Overview Summary Statistics $(mm) Company Internally Managed Mortgage REIT Headquarters McLean, VA Market Capitalization(1) $78.0 Total Assets $808.0 Corporate Debt $86.5 Preferred Equity $32.8 Common Equity $181.7 Reported Book Value per Share $6.47 Invested Capital Allocation Investment Portfolio Highlights Vast majority of Investable Capital(2) is allocated to MSRs and highly liquid assets Attractive MSR portfolio backed by low coupon GSE loans (3.13% WAC) Significant untapped asset-level financing available for MSR portfolio Note: Financial data as of March 31, 2023. 1) Pricing as of May 26, 2023. 2) Investable capital reflects the aggregate of stockholders’ equity capital and long-term unsecured debt. $300+ Million of Investable Capital(2) 5

Anticipated Benefits of the Transaction Anticipated Benefits to AAIC Common StockholdersAnticipated Benefits to EFC Stockholders Increased scale and expanded market presence should enhance EFC’s ability to take advantage of the attractive investment environment Transaction is estimated to be earnings accretive in 2023 and accretive to book value within one year of closing Relatively low leverage target portfolio would provide valuable flexibility to benefit from target portfolio’s current yields and/or accretive redeployment of capital into new investments at attractive estimated risk-adjusted returns Increased operating expense efficiencies as a result of fixed expenses spread over a larger equity base Merger consideration represents a significant premium to AAIC current and recent historical stock price, with the opportunity to benefit further from EFC’s future performance Opportunity to receive regular dividend payments after closing (EFC’s current monthly dividend rate is $0.15 per share) EFC’s external manager provides access to extensive expertise and resources across its targeted asset classes. EFC has a proven track record of strong performance maintained by high quality risk management and conservative leverage Potential for greater common share liquidity and higher P/TBV multiple 6

Ellington Financial Overview 7 $3.7bn Diversified Investment Portfolio 8.5% Annualized Total Return Since Inception $1.4bn Total Equity $1.0bn Common Equity Hybrid mortgage REIT with diversified investment portfolio and income stream: residential and commercial mortgage, consumer /corporate loans, as well as multiple proprietary loan origination businesses; ability to shift capital allocation across various asset classes Reduced volatility of book value and more consistent economic returns relative to peers: dynamic hedging strategies, diversification, risk and liquidity management, and active portfolio management Strong history of navigating severe market disruptions: maintained book value stability and generated profits through the 2008 financial crisis, the 2013 taper tantrum, and the turbulence caused by the COVID-19 pandemic Diversified sources of financing: long-term, non-mark-to-market financing facilities and securitizations Demonstrated discipline accessing capital markets: common stock, preferred stock, and unsecured debt Attractive NAIC-1 rating: senior unsecured notes and preferred stock, rated “A” and “A-” respectively Strong alignment of interests: approx. $59 million invested in EFC by management and directors, along with partners / affiliates of Ellington Note: EFC balance sheet data and total return are as of 3/31/2023, and therefore prior to closing.

About Ellington Management Group 8 Ellington and its Affiliated Management Companies • External manager is part of the Ellington family of SEC-registered investment advisors(4) • Ellington Management Group and its affiliates manage Ellington Financial Inc. (EFC), Ellington Residential Mortgage REIT (EARN), multi-investor hedge funds, separately managed accounts, and opportunistic private funds • Time-tested infrastructure and proprietary resources in creating value through trading, research, risk management, and operational support Industry-Leading Research & Trading Expertise • Sophisticated proprietary models for prepayment and credit analysis • Approximately 25% of employees dedicated to research and technology • Structured credit trading experience and analytical skills developed since the firm’s founding 28 years ago • Ellington’s portfolio managers are among the most experienced in the MBS sector Ellington Profile As of 3/31/2023 Founded: 1994 Employees: >170 Investment Professionals: >70 Global offices: 3 $9.7 Billion in assets under management(1) 28 Years of average industry experience of senior portfolio managers 9 Employee-partners own the firm(2) 6% Management’s ownership of EFC, representing strong alignment(3) 1) $9.7 billion in assets under management includes approximately $1.0 billion in Ellington-managed CLOs. For these purposes, the Ellington-managed CLO figure represents the aggregate outstanding balance of CLO notes and market value of CLO equity, excluding any notes and equity held by other Ellington-managed funds and accounts. Assets under management includes information as of March 31, 2023. 2) Does not include partners formerly employed by Ellington who may have residual capital balances but who no longer have voting rights in the partnership. 3) Management and directors’ ownership includes common shares, operating partnership units, and LTIP units held by officers and directors of EFC, and partners and affiliates of Ellington (including families and family trusts of the foregoing). Based on book value per share. 4) Registration with the SEC does not imply that the firm or any of its principals or employees possess a particular level of skill or training in the investment advisory or any other business.

EFC’s Performance Since Inception EFC #7 #2 #3 #6 #4 #5 #8 #9 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Reflects data reported from EFC’s inception through March 31, 2023. 9 Cumulative Total Economic Return Since EFC’s Inception (110%) (60%) (10%) 40% 90% 140% 190% 240% 290% 340% EFC Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9

EFC: Stable Returns During Financial Crises, including 2008… 0% 25% 50% 75% 100% 125% 2007 2007 2008 2008 2008 2008 EFC Peer #2 Peer #3 Peer #4 Peer #5 EFC #2 #3 #4 #5 (100%) (75%) (50%) (25%) 0% 2007 2007 2008 2008 2008 2008 EFC Peer #2 Peer #3 Peer #4 Peer #5 EFC #2 #3 #4 #5 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Q4 2 07 Q1 2 08 Q 2 08 Q3 2 08 Q4 2 08 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Percentage of 9/30/07 Book Value per Share, 9/30/07-12/31/08 Cumulative Total Economic Return, 9/30/07-12/31/08 10

(110%) (90%) (70%) (50%) (30%) (10%) 10% 2019 2020 2020 2020 2020 EFC Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 …and 2020 EFC #7 #2 #3 #6 #4 #5 #8 #9 Note: EFC peers are other hybrid mortgage REITs. Above charts have been normalized for stock splits. Q1 2020 Q 2020 Q3 2020 Q4 2020 Hybrid REITs’ 2020 Cumulative Total Economic Return 11

The following defines certain terms used in this presentation: • “ABS” refers to asset-backed securities • “Agency MBS” refers to mortgage-backed securities for which the principal and interest payments are guaranteed by a U.S. government agency, such as the Government National Mortgage Association, or a U.S. government-sponsored entity, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation • “BPL” refers to residential business purpose loans, which are mortgage loans made to professional real estate investors secured by first lien positions in non-owner occupied residential real estate • “CMBS” refers to commercial mortgage-backed securities • “CRE Loan” refers to commercial real estate loan • “MBS” refers to mortgage-backed securities • “MSR” refers to mortgage servicing rights • “P/TBV” refers to price to tangible book value • “RMBS” refers to residential mortgage-backed securities 12 Glossary of Terms

Investors: Investor Relations Ellington Financial Inc. (203) 409-3575 Info@ellingtonfinancial.com Media: Amanda Shpiner or Sara Widmann Gasthalter & Co. for Ellington Financial Inc. (212) 257-4170 Ellington@gasthalter.com Ellington Financial Inc. 53 Forest Ave Old Greenwich, CT 06870 www.ellingtonfinancial.com 13